Exhibit 32.2

PCT LTD

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of PCT LTD certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q/A (Amendment No. 1) of PCT LTD for the period ended June 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PCT LTD.

Date: September 3, 2021	/s/ Arthur Abraham Arthur Abraham Chief Financial Officer, Principal Financial Officer